Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus 100% U.S. Treasury Money Market Fund	$2,212,224,919	$1,700,000
Dreyfus Appreciation Fund, Inc.	$2,274,328,782	$1,700,000
Dreyfus BASIC Money Market Fund, Inc.	$1,169,999,936	$1,250,000
Dreyfus BASIC U.S. Government Money Market Fund	$347,207,614	$750,000
Dreyfus BASIC U.S. Mortgage Securities Fund	$110,186,308	$525,000
Dreyfus Cash Management	$39,276,790,053	$2,500,000
Dreyfus Cash Management Plus, Inc.	$7,503,710,686	$2,500,000
Dreyfus Connecticut Municipal Money Market Fund, Inc.	$231,552,955	$600,000
Dreyfus Growth and Income Fund, Inc.	$388,255,565	$750,000
Dreyfus High Yield Strategies Fund	$305,910,347	$750,000
Dreyfus Intermediate Municipal Bond Fund, Inc.	$784,292,474	$1,000,000
Dreyfus Liquid Assets, Inc.	$5,585,574,255	$2,500,000
Dreyfus Massachusetts Municipal Money Market Fund	$245,724,432	$600,000
Dreyfus MidCap Index Fund	$1,275,312,322	$1,250,000
Dreyfus Municipal Bond Opportunity Fund	$532,244,528	$900,000
Dreyfus Municipal Cash Management Plus	$1,568,054,694	$1,500,000
Dreyfus Municipal Income, Inc.	$266,045,580	$750,000
Dreyfus Municipal Money Market Fund, Inc.	$1,016,663,162	$1,250,000
Dreyfus New Jersey Municipal Bond Fund, Inc.	$582,249,376	$900,000
Dreyfus New Jersey Municipal Money Market Fund, Inc.	$526,507,502	$900,000
Dreyfus New York AMT-Free Municipal Bond Fund	$144,908,938	$525,000
Dreyfus New York AMT-Free Municipal Money Market Fund	$319,115,141	$750,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus New York Municipal Cash Management	$1,031,342,362	$1,250,000
Dreyfus New York Tax Exempt Bond Fund, Inc.	$1,338,214,125	$1,250,000
Dreyfus Pennsylvania Municipal Money Market Fund	$302,061,345	$750,000
Dreyfus Research Growth Opportunity Fund, Inc.	$124,152,600	$525,000
Dreyfus Short-Intermediate Government Fund	$217,408,512	$600,000
Dreyfus Stock Index Fund, Inc.	$1,429,649,646	$1,250,000
Dreyfus Strategic Municipal Bond Fund, Inc.	$528,522,243	$900,000
Dreyfus Strategic Municipals, Inc.	$725,460,451	$900,000
Dreyfus Treasury & Agency Cash Management	$21,719,954,744	$2,500,000
Dreyfus Treasury Prime Cash Management	$46,544,562,549	$2,500,000
Dreyfus U.S. Treasury Intermediate Term Fund	$232,554,271	$600,000
Dreyfus U.S. Treasury Long Term Fund	$99,373,873	$450,000
Dreyfus Worldwide Dollar Money Market Fund, Inc.	$664,113,368	$900,000
General California Municipal Money Market Fund	$1,035,598,505	$1,250,000
General Money Market Fund, Inc.	$11,654,874,028	$2,500,000
General New York Municipal Bond Fund, Inc.	$217,370,870	$600,000
General New York Municipal Money Market Fund	$556,285,233	$900,000
The Dreyfus Fund Incorporated	$735,321,320	$900,000
The Dreyfus Socially Responsible Growth Fund, Inc.	$176,919,221	$600,000
The Dreyfus Third Century Fund, Inc.	$217,327,261	$600,000

CitizensSelect Funds

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
CitizensSelect Prime Money Market Fund
CitizensSelect Treasury Money Market Fund
GROUP TOTAL:	$2,566,554,680	$1,900,000
Dreyfus Bond Funds, Inc.
Dreyfus Municipal Bond Fund
GROUP TOTAL:	$1,682,491,301	$1,500,000
Dreyfus Government Cash Management Funds
Dreyfus Government Cash Management
Dreyfus Government Prime Cash Management Fund
GROUP TOTAL:	$50,485,976,677	$2,500,000
ADVANTAGE FUNDS, INC.
Dreyfus Emerging Leaders Fund
Dreyfus Global Absolute Return Fund
Dreyfus International Value Fund
Dreyfus MidCap Value Fund
Dreyfus Select Midcap Growth Fund
Dreyfus Small Company Value Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Mid Cap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Return Advantage Fund
Global Alpha Fund
GROUP TOTAL:	$1,662,569,665	$1,500,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
DREFYSU INSTITUTIONAL CASH ADVANTAGE FUNDS
Dreyfus Institutional Cash Advantage Fund
Dreyfus Institutional Cash Advantage Plus Fund
GROUP TOTAL:	$31,135,116,072	$2,500,000
Dreyfus Investment Funds
Dreyfus/Newton International Equity Fund
Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/Standish International Fixed Income Fund
Dreyfus/Stanish Global Fixed Income Fund
Dreyfus/TBCAM International Core Equity fund
Dreyfus/TBCAM International Small Cap Fund
Dreyfus/TBCAM Large Cap Core Fund
Dreyfus/TBCAM Small Cap Growth Fund
Dreyfus/TBCAM Small Cap Tax-Sesitive Equity Fund
Dreyfus/TBCAM Small Cap Value Fund
Dreyfus/TBCAM Small Cap Value Fund II
Dreyfus/TBCAM Small/Mid Cap Growth Fund
Dreyfus/The Boston Company Emerging Markets Core Equity
Fund
GROUP TOTAL:	$1,715,589,407	$1,500,000
Dreyfus Investment Grade Funds, Inc.
Dreyfus Inflation Adjusted Securities Fund

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus Intermediate Term Income Fund
Dreyfus Short Term Income Fund
Dreyfus Yield-Advantage Fund
GROUP TOTAL:	$1,792,387,658	$1,500,000
Dreyfus Institutional Money Market Funds
Money Market
GROUP TOTAL:	$75,501,150	$450,000
Dreyfus Index Funds, Inc.
Dreyfus International Stock Index Fund
Dreyfus S&P 500 Index Fund
Dreyfus Smallcap Stock Index Fund
GROUP TOTAL:	$2,760,477,939	$1,900,000
Dreyfus International Funds, Inc.
Dreyfus Emerging Markets Fund
GROUP TOTAL:	$430,172,915	$750,000
DREYFUS INSTITUTIONAL PREFERRED MONEY
MARKET FUNDS
Dreyfus Institutional Preferred Money Market Fund
Dreyfus Institutional Preferred Plus Money Market Fund
GROUP TOTAL:	$9,821,035,780	$2,500,000
DREYFUS INSITUTIONAL RESERVES FUNDS
Dreyfus Institutional Reserves Government Fund
Dreyfus Institutional Reserves Money Fund

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus Institutional Reserves Treasury Fund
Dreyfus Institutional Reserves Treasury Prime Fund
GROUP TOTAL:	$15,440,700,855	$2,500,000
Dreyfus Investment Portfolios
Core Value Portfolio
MidCap Stock Portfolio
Small Cap Stock Index Portfolio
Technology Growth Portfolio
GROUP TOTAL:	$346,241,956	$750,000
The Dreyfus/Laurel Funds, Inc.
Dreyfus AMT-Free Municipal Reserves
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus Bond Market Index Fund
Dreyfus Core Equity Fund
Dreyfus Disciplined Stock Fund
Dreyfus Large Company Stock Fund
Dreyfus Money Market Reserves
Dreyfus Small Cap Value Fund
Dreyfus Strategic Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus US Treasury Reserves
GROUP TOTAL:	$4,067,705,323	$2,500,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
DREYFUS LAUREL FUNDS TRUST
Drey. Equity Income Fund
Dreyfus 130/30 Growth Fund
Dreyfus Core Value Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Limited Term High Yield Fund
GROUP TOTAL:	$966,731,936	$1,000,000
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus BASIC California Municipal Money Market Fund
Dreyfus BASIC Massachusetts Municipal Money Market Fund
Dreyfus BASIC New York Municipal Money Market Fund
GROUP TOTAL:	$719,084,913	$900,000
Dreyfus LifeTime Portfolios, Inc.
Growth & Income Portfolio
GROUP TOTAL:	$63,762,425	$400,000
Dreyfus Municipal Funds, Inc.
Dreyfus AMT-Free Municpal Bond Fund
Dreyfus BASIC Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus High Yield Municipal Bond Fund
GROUP TOTAL:	$938,835,691	$1,000,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus Money Market Instruments, Inc.
Government Securities Series
Money Market Series
GROUP TOTAL:	$2,725,929,232	$1,900,000
Dreyfus Premier California AMT-Free Municipal Bond Fund,
Inc.
Dreyfus California AMT-Free Municipal Bond Fund, Inc.
GROUP TOTAL:	$1,310,281,254	$1,250,000
Dreyfus Premier GNMA Fund, Inc.
Dreyfus GNMA Fund
GROUP TOTAL:	$981,565,329	$1,000,000
DREYFUS PREMIER INVESTMENT FUNDS, INC.
Dreyfus Diversified International Fund
Dreyfus Emerging Asia Fund
DREYFUS ENHANCED INCOME FUND
Dreyfus Global Real Estate Securities Fund
Dreyfus Greater China Fund
Dreyfus Int'l Growth Fund
Dreyfus Large Cap Value Fund
Dreyfus Large Cap Equity Fund
Dreyfus Large Cap Growth Fund
GROUP TOTAL:	$820,438,243	$1,000,000
Dreyfus Manager Funds I

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus Alpha Growth Fund
Dreyfus S&P Stars Opportunities Fund
GROUP TOTAL:	$411,124,251	$750,000
Dreyfus Managers Funds II
Dreyfus Balanced Opportunity Fund
GROUP TOTAL:	$300,160,998	$750,000
DREYFUS OPPORTUNITY FUNDS
Dreyfus Enterprise Fund
Dreyfus Global Sustainability Fund
Dreyfus Health Care Fund
Dreyfus Natural Resources Fund
GROUP TOTAL:	$101,921,560	$525,000
Dreyfus Stock Funds
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus Small Cap Equity Fund
GROUP TOTAL:	$206,949,334	$600,000
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Short Intermediate Municipal Bond Fund
GROUP TOTAL:	$182,135,144	$600,000
DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
Dreyfus Worldwide Growth Fund

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
GROUP TOTAL:	$394,358,995	$750,000
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
Dreyfus California AMT Tax-Free Cash Management
Dreyfus New York AMT-Free Municipal Cash Management
Dreyfus Tax Exempt Cash Management
GROUP TOTAL:	$6,989,694,033	$2,500,000
DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio
Developing Leaders Portfolio
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Money Market Portfolio
Quality Bond Portfolio
GROUP TOTAL:	$1,154,042,788	$1,250,000
General Government Securities Money Market Funds, Inc.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
GROUP TOTAL:	$4,240,587,520	$2,500,000
General Municipal Money Market Funds, Inc.
General Municipal Money Market Fund
GROUP TOTAL:	$906,349,398	$1,000,000
BNY MELLON FUNDS TRUST

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon International Appreciation Fund
BNY Mellon Large Cap Stock Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon Money Market Fund
BNY Mellon Municipal Opportunities Fund
BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Municipal Money Market Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon New York Intermediate Tax Exempt Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Short-Term U.S. Government Securities Fund
BNY Mellon U.S. Core Equity 130/30 Fund
Mellon Balanced Fund
Mellon Emerging Markets Fund
Mellon Income Stock Fund
Mellon International Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
GROUP TOTAL:	$13,340,236,784	$2,500,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2009 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Amount of Bond
	Gross Assets at	Required Pursuant to
	1/31/2009	Rule 17g-1(d)
Dreyfus State Municipal Bond Funds
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Michigan Fund
Dreyfus Minnesota Fund
Dreyfus North Carolina Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund
Dreyfus Virginia Fund
GROUP TOTAL:	$1,403,875,584	$1,250,000
Strategic Funds, Inc.
Dreyfus New Leaders Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Emerging Markets Opportunity Fund
Global Stock Fund
International Stock Fund
Systematic International Equity Fund
GROUP TOTAL:	$642,333,090	$900,000

GRAND TOTALS:	$319,000,845,974	$96,150,000
AVAILABLE FIDELITY BOND COVERAGE		$125,000,000

AGREEMENT REGARDING DREYFUS JOINT INSURED BOND

     AGREEMENT among The Dreyfus Fund Incorporated and certain other investment companies as to which The Dreyfus Corporation or any affiliate (“Dreyfus”) now acts as Investment Adviser, Sub-Investment Adviser and/or Administrator (individually, a “Fund” and, collectively, the “Funds”) and which are registered under the Investment Company Act of 1940, as amended (the “Act”).

WITNESSETH:

     WHEREAS, the Funds are covered as joint insureds under a Fidelity Bond or Bonds (the “Bond”) which complies with Rule 17g-1 promulgated by the Securities and Exchange Commission under the Act (“Rule 17g-1”); and

     WHEREAS, the Funds have entered into this Agreement to meet the requirements of paragraph (f) of Rule 17g-1;

NOW THEREFORE IT IS HEREBY AGREED:

     1. In the event that recovery is received under the Bond as a result of a loss sustained by two or more of the Funds, each Fund shall receive an equitable and proportionate share of said recovery, but said recovery shall at least equal the amount that each such Fund would have received had the Fund provided and maintained a single insured bond with the minimum coverage required by paragraph (d)(1) of Rule 17g-1.

     2. The Funds acknowledge and agree that, upon approval by the Funds’ respective Boards of Directors/Trustees, the amount of the Bond or the carriers issuing the Bond may be changed from time to time, and that any such change shall not affect the rights and obligations of the Funds under this Agreement.

     3. Each Fund shall be responsible for paying its pro-rata share, based on the ratio of its assets to the assets of all of the Funds, of the premium payable in respect of the Bond. The Funds acknowledge and agree that any new Fund added to the Bond or as a party to this Agreement will not be responsible for the foregoing amount incurred prior to the first Bond renewal following the addition of such Fund.

     4. The Funds agree that any registered investment company for which Dreyfus in the future becomes the Investment Advisor, Sub-Investment Advisor and/or Administrator added as a joint insured under the Bond may become a party to this Agreement upon the execution of a copy of this Agreement by its duly authorized officer and shall thereafter be deemed a “Fund” hereunder.

     5. This Agreement shall cease to apply to any Fund in respect of any loss that occurs after such Fund (i) ceases to be an investment company by order of the Securities and Exchange Commission pursuant to Section 8(f) of the Act, or (ii) ceases to be advised, sub-advised and/or administered by Dreyfus, and such Fund shall, at and after such time, cease to be a party to this Agreement for all purposes.

     6. This Agreement shall be binding upon and shall inure to the benefit of any successor company of any of the undersigned, or any company into which any of the undersigned may be merged or with which it may be consolidated.

     7. As to each Fund that is organized as a trust, this Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund; the obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

IN WITNESS WHEREOF, the Funds have caused this Agreement to be executed by their respective officers, thereunto duly authorized as of the day and year written below.

/s/ Joni Lacks Charatan	Dated as of January 31, 2009
Joni Lacks Charatan
Vice President of:

Advantage Funds, Inc.
(formerly, Dreyfus Advantage Funds, Inc.)
Dreyfus Emerging Leaders Fund
Dreyfus Midcap Value Fund
(formerly, Dreyfus Premier Midcap Value Fund)
Dreyfus Small Company Value Fund
Dreyfus Global Absolute Return Fund
(formerly, Dreyfus Premier Global Absolute Return Fund)
Dreyfus International Value Fund
(formerly, Dreyfus Premier International Value Fund)
Dreyfus Select Midcap Growth Fund
(formerly, Dreyfus Premier Select Midcap Growth Fund)
Dreyfus Strategic Value Fund
(formerly, Dreyfus Premier Strategic Value Fund)
Dreyfus Structured Midcap Fund
(formerly, Dreyfus Premier Structured Midcap Fund)
Dreyfus Technology Growth Fund
(formerly, Dreyfus Premier Technology Growth Fund)
Dreyfus Total Return Advantage Fund
(formerly, Dreyfus Premier Total Return Advantage Fund)
Global Alpha Fund
BNY Mellon Funds Trust
(formerly, Mellon Funds Trust)
BNY Mellon Balanced Fund
(formerly, Mellon Balanced Fund)
BNY Mellon Bond Fund
(formerly, Mellon Bond Fund)
BNY Mellon Emerging Markets Fund
(formerly, Mellon Emerging Markets Fund)
BNY Mellon Income Stock Fund
(formerly, Mellon Income Stock Fund)
BNY Mellon Intermediate Bond Fund
(formerly, Mellon Intermediate Bond Fund)
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon International Appreciation Fund
BNY Mellon International Fund
(formerly, Mellon International Fund)

BNY Mellon Large Cap Stock Fund
(formerly, Mellon Large Cap Stock Fund)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
(formerly, Mellon Massachusetts Intermediate Municipal Bond Fund)
BNY Mellon Money Market Fund
(formerly, Mellon Money Market Fund)
BNY Mellon Mid Cap Stock Fund
(formerly, Mellon Mid Cap Stock Fund)
BNY Mellon Municipal Opportunities Fund
BNY Mellon National Intermediate Municipal Bond Fund
(formerly, Mellon National Intermediate Municipal Bond Fund)
BNY Mellon National Municipal Money Market Fund
(formerly, Mellon National Municipal Money Market Fund)
BNY Mellon National Short-Term Municipal Bond Fund
(formerly, Mellon National Short-Term Municipal Bond Fund)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
(formerly, Mellon Pennsylvania Intermediate Municipal Bond Fund)
BNY Mellon Short-Term U.S. Government Securities Fund
(formerly, Mellon Short-Term U.S. Government Securities Fund)
BNY Mellon Small Cap Stock Fund
(formerly, Mellon Small Cap Stock Fund)
BNY Mellon U.S. Core Equity 130/30 Fund
(formerly, Mellon U.S. Core Equity 130/30 Fund)
CitizensSelect Funds
CitizensSelect Prime Money Market Fund
CitizensSelect Treasury Money Market Fund
Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus BASIC U.S. Mortgage Securities Fund
(formerly, Dreyfus BASIC GNMA Fund)
Dreyfus Bond Funds, Inc.
Dreyfus Municipal Bond Fund
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
The Dreyfus Fund Incorporated
Dreyfus Government Cash Management Funds
Dreyfus Government Cash Management
Dreyfus Government Prime Cash Management
Dreyfus Growth and Income Fund, Inc.
Dreyfus High Yield Strategies Fund (closed-end fund)
Dreyfus Index Funds, Inc.
Dreyfus International Stock Index Fund
Dreyfus S&P 500 Index Fund
Dreyfus Smallcap Stock Index Fund
Dreyfus Institutional Money Market Fund
Money Market Series
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Cash Advantage Fund
Dreyfus Institutional Cash Advantage Plus Fund

Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Preferred Money Market Fund
Dreyfus Institutional Preferred Plus Money Market Fund
Dreyfus Institutional Reserves Funds
Dreyfus Institutional Reserves Treasury Prime Fund
Dreyfus Institutional Reserves Government Fund
Dreyfus Institutional Reserves Treasury Fund
Dreyfus Institutional Reserves Money Fund
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Emerging Markets Fund
(formerly, Dreyfus Premier Emerging Markets Fund)
Dreyfus Investment Grade Funds, Inc.
(formerly, Dreyfus Investment Grade Bond Funds, Inc.)
Dreyfus Inflation Adjusted Securities Fund
Dreyfus Intermediate Term Income Fund
(formerly, Dreyfus Premier Intermediate Term Income Fund)
Dreyfus Short Term Income Fund
(formerly, Dreyfus Premier Short Term Income Fund)
Dreyfus Yield Advantage Fund
(formerly, Dreyfus Premier Yield Advantage Fund)
Dreyfus Investment Funds
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small Cap Value Fund II
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company International Core Equity Fund
Dreyfus/The Boston Company International Small Cap Fund
Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish International Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/Newton International Equity Fund
Dreyfus Investment Portfolios
Core Value Portfolio
MidCap Stock Portfolio
Small Cap Stock Index Portfolio
Technology Growth Portfolio
The Dreyfus/Laurel Funds, Inc.
Dreyfus AMT-Free Municipal Reserves
(formerly, Dreyfus Municipal Reserves)
Dreyfus BASIC S&P 500 Stock Index Fund
(formerly, Dreyfus Institutional S&P 500 Stock Index Fund)
Dreyfus Bond Market Index Fund
Dreyfus Core Equity Fund
(formerly, Dreyfus Premier Core Equity Fund)
Dreyfus Disciplined Stock Fund
Dreyfus Large Company Stock Fund
(formerly, Dreyfus Premier Large Company Stock Fund)

Dreyfus Money Market Reserves
Dreyfus Small Cap Value Fund
(formerly, Dreyfus Premier Small Cap Value Fund)
Dreyfus Strategic Income Fund
(formerly, Dreyfus Premier Strategic Income Fund)
Dreyfus Tax Managed Growth Fund
(formerly, Dreyfus Premier Tax Managed Growth Fund)
Dreyfus U.S. Treasury Reserves
The Dreyfus/Laurel Funds Trust
Dreyfus 130/30 Growth Fund
(formerly, Dreyfus Premier 130/30 Growth Fund)
Dreyfus Core Value Fund
(formerly, Dreyfus Premier Core Value Fund)
Dreyfus Emerging Markets Debt Local Currency Fund
(formerly, Dreyfus Premier Emerging Markets Debt Local Currency Fund)
Dreyfus Equity Income Fund
(formerly, Dreyfus Premier Equity Income Fund)
Dreyfus Global Equity Income Fund
(formerly, Dreyfus Premier Global Equity Income Fund)
Dreyfus International Bond Fund
(formerly, Dreyfus Premier International Bond Fund)
Dreyfus Limited Term High Yield Fund
(formerly, Dreyfus Premier Limited Term High Yield Fund)
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus BASIC California Municipal Money Market Fund
Dreyfus BASIC Massachusetts Municipal Money Market Fund
Dreyfus BASIC New York Municipal Money Market Fund
Dreyfus LifeTime Portfolios, Inc.
Growth & Income Portfolio
Dreyfus Liquid Assets, Inc.
Dreyfus Manager Funds I
(formerly, Dreyfus Premier Manager Funds I)
Dreyfus Alpha Growth Fund
(formerly, Dreyfus Premier Alpha Growth Fund)
Dreyfus S&P STARS Fund
(formerly, Dreyfus Premier S&P STARS Fund)
Dreyfus S&P STARS Opportunities Fund
(formerly, Dreyfus Premier S&P STARS Opportunities Fund)
Dreyfus Manager Funds II
(formerly, Dreyfus Premier Manager Funds II)
Dreyfus Balanced Opportunity Fund
(formerly, Dreyfus Premier Balanced Opportunity Fund)
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Government Securities Series
Money Market Series
Dreyfus Municipal Bond Opportunity Fund
(formerly, Dreyfus Premier Municipal Bond Fund)
Dreyfus Municipal Cash Management Plus

Dreyfus Municipal Funds, Inc.
(formerly, Dreyfus BASIC Municipal Fund, Inc.)
Dreyfus AMT-Free Municipal Bond Fund
(formerly, Premier AMT-Free Municipal Bond Fund)
Dreyfus BASIC Municipal Money Market Fund
Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus High Yield Municipal Bond Fund
(formerly, Dreyfus Premier High Yield Municipal Bond Fund)
Dreyfus Municipal Income, Inc. (closed-end fund)
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Bond Fund, Inc.
(formerly, Dreyfus Premier New Jersey Municipal Bond Fund, Inc.)
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Money Market Fund
(formerly, Dreyfus New York Tax Exempt Money Market Fund)
Dreyfus New York AMT-Free Municipal Bond Fund
(formerly, Dreyfus Premier New York AMT-Free Municipal Bond Fund)
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Opportunity Funds
(formerly, Dreyfus Premier Opportunity Funds)
Dreyfus Global Sustainability Fund
Dreyfus Enterprise Fund
(formerly, Dreyfus Premier Enterprise Fund)
Dreyfus Health Care Fund
(formerly, Dreyfus Premier Health Care Fund)
Dreyfus Natural Resources Fund
(formerly, Dreyfus Premier Natural Resources Fund)
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus Premier GNMA Fund, Inc.
Dreyfus GNMA Fund
Dreyfus Premier Investment Funds, Inc.
(formerly, Dreyfus Premier International Funds, Inc.)
Dreyfus Enhanced Income Fund
Dreyfus Diversified International Fund
(formerly, Dreyfus Diversified International Fund)
Dreyfus Emerging Asia Fund
(formerly, Dreyfus Premier Emerging Asia Fund)
Dreyfus Global Real Estate Securities Fund
(formerly, Dreyfus Premier Global Real Estate Securities Fund)
Dreyfus Greater China Fund
(formerly, Dreyfus Premier Greater China Fund)
Dreyfus International Growth Fund
(formerly, Dreyfus Premier International Growth Fund)

Dreyfus Large Cap Growth Fund
(formerly, Dreyfus Premier Large Cap Growth Fund)
Dreyfus Large Cap Equity Fund
(formerly, Dreyfus Premier Large Cap Equity Fund)
Dreyfus Large Cap Value Fund
(formerly, Dreyfus Premier Large Cap Value Fund)
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Short-Intermediate Municipal Bond Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Worldwide Growth Fund
Dreyfus Research Growth Fund, Inc.
(formerly, Dreyfus Growth Opportunity Fund, Inc.)
Dreyfus Short-Intermediate Government Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus State Municipal Bond Funds
(formerly, Dreyfus Premier State Municipal Bond Fund)
Dreyfus Connecticut Fund
(formerly, Connecticut Series)
Dreyfus Maryland Fund
(formerly, Maryland Series)
Dreyfus Massachusetts Fund
(formerly, Massachusetts Series)
Dreyfus Michigan Fund
(formerly, Michigan Series)
Dreyfus Minnesota Fund
(formerly, Minnesota Series)
Dreyfus North Carolina Fund
(formerly, North Carolina Series)
Dreyfus Ohio Fund
(formerly, Ohio Series)
Dreyfus Pennsylvania Fund
(formerly, Pennsylvania Series)
Dreyfus Virginia Fund
(formerly, Virginia Series)
Dreyfus Stock Funds
(formerly, Dreyfus Premier Stock Funds)
Dreyfus International Equity Fund
(formerly, Dreyfus Premier International Equity Fund)
Dreyfus International Small Cap Fund
(formerly, Dreyfus Premier International Small Cap Fund)
Dreyfus Small Cap Equity Fund
(formerly, Dreyfus Premier Small Cap Equity Fund)
Dreyfus Stock Index Fund, Inc.
Dreyfus Strategic Municipal Bond Fund, Inc. (closed-end fund)
Dreyfus Strategic Municipals, Inc. (closed-end fund)
Dreyfus Tax Exempt Cash Management Funds
Dreyfus California AMT-Free Municipal Cash Management
(formerly, Dreyfus California AMT Tax-Free Cash Management)
Dreyfus New York AMT-Free Municipal Cash Management
Dreyfus Tax Exempt Cash Management
The Dreyfus Third Century Fund, Inc.
(formerly, The Dreyfus Premier Third Century Fund, Inc.)

Dreyfus Treasury & Agency Cash Management
(formerly, Dreyfus Treasury Cash Management)
Dreyfus Treasury Prime Cash Management
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus U.S. Treasury Intermediate Term Fund
(formerly, Dreyfus 100% U.S. Treasury Intermediate Term Fund)
Dreyfus U.S. Treasury Long Term Fund
(formerly, Dreyfus 100% U.S. Treasury Long Term Fund)
Dreyfus Variable Investment Fund
Appreciation Portfolio
Developing Leaders Portfolio (formerly, Small Cap Portfolio)
Growth and Income Portfolio
International Equity Portfolio
International Value Portfolio
Money Market Portfolio
Quality Bond Portfolio
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General Municipal Money Market Fund
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund
Strategic Funds, Inc.
Dreyfus New Leaders Fund
(formerly, Dreyfus Premier New Leaders Fund)
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
(formerly, Dreyfus Premier U.S. Equity Fund)
Emerging Markets Opportunity Fund
Global Stock Fund
International Stock Fund
Systematic International Equity Fund